UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 8, 2019

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

As previously disclosed in the definitive Proxy Statement filed by Ashland Global Holdings Inc. (“Ashland”) with the Securities and Exchange Commission (“SEC”) on January 2, 2019 (the “Proxy Statement”), Barry W. Perry did not seek re-election to Ashland’s Board of Directors and is no longer a director of Ashland effective as of Ashland’s Annual Meeting of Stockholders on February 8, 2019 (the “Annual Meeting”).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 51,103,572 shares of Common Stock, representing 81.6% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.  In accordance with Ashland’s customary practice, Mr. Rogerson, a newly elected director, will enter into Ashland’s standard director Indemnification Agreement.  Mr. Rogerson will join the Compensation and Environmental, Health, Safety and Quality Committees.

On January 22, 2019, Ashland entered into a settlement agreement (the “Settlement Agreement”) with Cruiser Capital Advisors, LLC, Keith M. Rosenbloom, Cruiser Capital Master Fund LP, Metamorphosis IV LLC, William H. Joyce, Metamorphosis Master Fund LP, Cruiser Capital Metamorphosis Advisors, LLC, Cruiser Capital, LLC, Cruiser Capital, Ltd., the William H. Joyce Revocable Trust and the Joyce Family Irrevocable Trust (collectively, the “Cruiser Group”), certain terms of which are disclosed in Ashland’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 22, 2019 (the “Settlement Agreement Form 8-K”). The description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to the Settlement Agreement Form 8-K and is incorporated herein by reference.  An estimate of the anticipated cost to Ashland of the solicitation of proxies was included in the Proxy Statement.

Proposal 1:  All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Broker Non-Votes
Brendan M. Cummins	50,461,282	429,844	212,445
William G. Dempsey	50,442,642	448,484	212,445
Jay V. Ihlenfeld	50,591,451	299,675	212,445
Susan L. Main	50,435,703	455,423	212,445
Jerome A. Peribere	50,672,356	218,770	212,445
Craig A. Rogerson	50,634,320	256,806	212,445
Mark C. Rohr	50,328,991	562,135	212,445
Janice J. Teal	49,808,592	1,082,534	212,445

Michael J. Ward	49,152,355	1,738,771	212,445
Kathleen Wilson-Thompson	50,468,539	422,587	212,445
William A. Wulfsohn	48,956,017	1,935,109	212,445

Proposal 2:  The appointment of Ernst & Young LLP as Ashland’s independent registered public accountants for fiscal 2019 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain
50,882,230	86,409	134,933

 Proposal 3:  The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For 47,293,674	Against 3,265,740	Abstain 331,713	Broker Non-Votes 212,445

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

February 13, 2019	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel, Secretary and Chief Legal and Compliance Officer

4